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                                                                 EXHIBIT 10.2.30

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

         The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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Exhibit                                                                Annual Base              Percentage Rent
Number                     Percentage Lease Description                   Rent                      Formula
-------           ---------------------------------------------        -----------           ---------------------
10.2.30           Lease Agreement dated as of June 11,1997             $1,161,000            46.0% of room revenue
                  by and between Sunstone Hotel Investors,                                   up to $211,760, plus
                  L.P. as lessor and Sunstone Hotel Properties,                              60% of room revenue
                  Inc., as lessee, for the Ramada Plaza Hotel                                in excess of $211,760
                  located in Old Town, San Diego, California                                 plus 5% of food and
                                                                                             beverage revenue, plus
                                                                                             100% of sublease and
                                                                                             concession revenue
                                                                                             and other net revenues.
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